UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 23, 2003

TRIQUINT SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22660	95-3654013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 N.E. Brookwood Parkway, Hillsboro, Oregon		97124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (503) 615-9000

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated October 23, 2003

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 23, 2003, TriQuint Semiconductor, Inc. (“TriQuint”) is issuing a press release and holding a conference call announcing its financial results for the quarter ended September 30, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.  TriQuint is making reference to non-GAAP financial measures in both the press release and the conference call.  A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2003	TRIQUINT SEMICONDUCTOR, INC.

	By:	/s/ Raymond A. Link
Raymond A. Link
Vice President, Finance and Administration,
Chief Financial Officer and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of TriQuint Semiconductor, Inc. dated October 23, 2003